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                                                                   EXHIBIT 3.137
                               State of Delaware

                                                                          PAGE 1

                        Office of the Secretary of State

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "TRANSIT AMERICA HOLDINGS, L.L.C.", CHANGING ITS NAME FROM "TRANSIT AMERICA HOLDINGS, L.L.C." TO "TRIUMPH OUTDOOR HOLDINGS, LLC", FILED IN THIS OFFICE ON THE EIGHTH DAY OF APRIL, A.D. 1998, AT 9 O'CLOCK A.M.



                                     [SEAL]

                                            /s/ EDWARD J. FREEL
                                            ------------------------------------
                                            Edward J. Freel, Secretary of State

                                                  AUTHENTICATION:       9020024
                                                            DATE:       04-09-98
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                            CERTIFICATE OF AMENDMENT
                                       OF
                        TRANSIT AMERICA HOLDINGS, L.L.C.



1. The name of the limited liability company is Transit America Holdings, L.L.C.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

    "1.  The name of the limited liability company is

     Triumph Outdoor Holdings, L.L.C."

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Transit America Holdings, L.L.C. this 7th day of April, 1998.


                                       By: Triumph Municipal Outdoor, L.L.C.,
                                           its Managing Member
                                       By: Triumph Outdoor, L.L.C.,
                                           its Managing Member
                                       By: Triumph Holdings, L.L.C.,
                                           its Managing Member



                                       By: /s/ Bruce A. Friedman
                                           -------------------------------------
                                           Bruce A. Friedman,
                                           its Managing Member
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                             OFFICER'S CERTIFICATE



     I, Bruce A. Friedman, do hereby certify that I am the Principal Manager of Triumph Municipal Outdoor, LLC, which is the Managing Member of Transit America Holdings, LLC, a Delaware limited liability company (the "Company"), and do hereby further certify, as required by the Secretary of State of the State of Nevada, that: (i) the Company has changed its name to "Triumph Outdoor Holdings, LLC", and (ii) the attached Certificate of Amendment to the Certificate of Formation of the Company dated as of April 7, 1998 is a true and correct copy of the name change.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal as of this ____ day of July, 1998.


                                             TRANSIT AMERICA HOLDINGS, LLC
                                             By: Triumph Municipal Outdoor, LLC,
                                                 its Managing Member



                                                 By: /s/ BRUCE A. FRIEDMAN
                                                     ---------------------------
                                                     Bruce A. Friedman,
                                                     its Principal Manager
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                           CERTIFICATE OF FORMATION

                                       OF

                        TRANSIT AMERICA HOLDINGS, L.L.C.

        1. The name of the limited liability company is Transit America Holdings, L.L.C.

        2. The address of its registered office in the State of Delaware is United Corporate Services, Inc., 15 East North Street, Dover, Kent County, Delaware, 19901. The name of its registered agent at such address is United Corporate Services, Inc.

        3. This Certificate of Formation shall be effective upon filing.

        IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Transit America Holdings, L.L.C. as of this 11th day of February, 1998.

                                        /s/ Alexander B. Canate
                                        --------------------------------
                                        Alexander B. Canate
                                        Organizer